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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                             ---------------------


               Date of Report (Date of earliest event reported):


                                JANUARY 21, 1999


                          CAMBRIDGE NEUROSCIENCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    DELAWARE                        0-19193                       13-3319074
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


             ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (617) 225-0600
                                                          --------------

                            Total Number of Pages 5.
                            Exhibit Index at Page 4.



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ITEM 5 - OTHER EVENTS

      On January 21, 1999, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing that its common stock would be delisted from the Nasdaq National Market, effective at the close of business on January 21, 1999, and that its common stock would begin trading on the OTC Bulletin Board effective January 22, 1999. The information contained in this news release is incorporated herein by reference and filed as exhibit 99.91 hereto.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

               99.91  The Company's News Release dated January 21, 1999







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CAMBRIDGE NEUROSCIENCE, INC.



Date: January 22, 1999                     /s/ Harry W. Wilcox, III
                                           -------------------------------------
                                           Harry W. Wilcox, III
                                           President and Chief Executive Officer








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                                 EXHIBIT INDEX



Exhibit
Sequential
Number            Description
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99.91             The Company's News Release dated January 21, 1999.






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